BancorpSouth, Inc. Raymond James U.S. Bank Conference August 22, 2013 Exhibit 99.1

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-
looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,”
“expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about maturities of our CDs, the expense savings of the voluntary early retirement program, the cost and interest expense savings resulting from redemption of the trust preferred securities, long-term prospects for shareholder value, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  and supervision of the Company’s operations, the short-
term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange
Commission.  Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

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BancorpSouth
Right Where You Are

About BancorpSouth, Inc. (NYSE:BXS)
Total assets of $13.2 billion
Headquartered in Tupelo, MS
256 full-service banking locations reaching throughout an 8-state footprint
Customer-focused business model with comprehensive line of
financial products and banking services for individuals and small to mid-size businesses
Strong core capital base consisting of 100% common equity
Market capitalization of $1.7 billion
Data as  of June 30, 2013

MISSOURI
ARKANSAS
TENNESSEE
MISSISSIPPI
ALABAMA
TEXAS
LOUISIANA
FLORIDA

Northeast Region
Central and North Mississippi, Tennessee

Southeast Region
Mid and South Mississippi, Alabama, Florida

Northwest Region
Arkansas, Missouri

Southwest Region
Texas, Louisiana

BancorpSouth
Right Where You Are

Community Bank Structure – 8 State Footprint 4

COMMUNITY BANK
Personal Banking Business Banking
Deposit Offerings Business Loans
Consumer Lending Full Range of Deposit Products
Home Equity Lending Treasury Management
Mobile/Internet Banking Merchant Services
Prepaid Cards Payroll and HR Management
Insurance
162 Licensed Producers in 29 Locations
Commercial, P&C, and Life Insurance
Trust and Wealth Management
$6.6 Billion Total Assets Under Management
Mortgage
104 Originators in 80 Locations
$861 Million in YTD Production for 2013
($2.0 Billion in 2012)

Equipment Finance and Leasing
Territory Managers Covering 14 States
Portfolio Balance of $500 Million
As of and for the period ended June 30, 2013
Wide Range of Product Offerings

Credit Cards
1%
Other
7%
Commercial &
Industrial
18%
Commercial Real
Estate
20%
Consumer Mortgages
22%
Construction,
Acquisition & Dev.
8%
C&I Owner-Occupied
16%
Home
Equity
5%
Agricultural
3%

AL & FL
Panhandle
9%
Other*
13%
AR**
13%
TX & LA
20%
MS**
27%
TN**
7%
Greater
Memphis
6%
MO
5%

BancorpSouth
Right Where You Are

Diversified Loan Portfolio
$8.7B Portfolio
Loans By Category Loans By Geography

Net loans and leases as of June 30, 2013
**Excludes Greater Memphis
*Other includes all geographic regions and lines of business not managed by a geographic region

Core Deposit Franchise
100% core deposits – no reliance on
brokered deposits
Noninterest bearing deposits have
grown approximately 13% since June
30, 2012
Cost of total deposits for the quarter
ended June 30, 2013 was 0.39%
Approximately $150 million of
promotional CD’s at a weighted average
rate of 3.97% mature between October
2013 and October 2014
As of and for the period ended June 30, 2013
(except where otherwise indicated)
$11.0B Total
Deposit Composition

Non-Interest
Bearing
24%
Interest Bearing
DDA
43%
Time
11%
Savings
22%

Net Interest
Revenue
58%
Noninterest
Revenue
42%
Insurance
Commissions
37%
Mortgage
lending
17%
Card and
merchant fees
11%
Deposit service
charges
18%
Trust income
5%
Other
12%

BancorpSouth
Right Where You Are

Diversified Revenue Stream
Percentages and amounts based on data for the six months ended June 30, 2013
*Excludes positive MSR valuation adjustment of $6.3 million
Approximately 40% of Total Revenue is Derived from Noninterest Sources
Total Noninterest Revenue of $141.1M*

Total Revenue of $337.4M*

Current Strategic Focus
Revenue Growth Opportunities
Pursue quality loan growth
Continue to focus on fee revenue growth
Expand mortgage originators geographically
Continue to seek opportunities for expansion in insurance
Efficiency Opportunities
All areas of expense base under review
Voluntary Early Retirement Program
Resulted in a one-time pre-tax charge of $10.9 million, or $0.07 per share net of tax, in second quarter earnings
Pre-tax compensation and benefits savings are expected to total approximately
$9 million, or $0.06 per share net of tax, on an annual basis when fully phased in
Redemption of $125 million of 8.15% Trust Preferred Securities
Expected to result in annual reduction of interest expense of $9.1 million, or $0.06 per share net of tax
Pre-tax non-operating charge of $2.9 million will be recorded in the third quarter of 2013 related to unamortized issuance costs

Second Quarter Financial Highlights

At and for the three months ended June 30, 2013
Net income of $20.8 million, or $0.22 per diluted share
Announced the results of a Voluntary Early Retirement Program
Announced redemption of $125 million of 8.15% Trust Preferred
Securities
Generated net loan growth of $97.2 million, or 4.5% annualized
Mortgage production of $435.0 million, which contributed to
mortgage lending revenue of $17.9 million (including a positive
MSR valuation adjustment of $5.3 million)
Insurance commission revenue of $25.9 million, which represents an increase of 12.6% on a comparable-quarter basis
Continued progress in improving credit quality metrics

3.75%
3.77%
3.70%
3.69%
3.66%
3.65%
3.55%
3.44%
3.37% 3.36%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2008 2009 2010 2011 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13
Net Interest Margin
Fiscal Year
Quarter Ended
Shown on a fully taxable equivalent basis

$625
$500
$375
$250
$125
$0
$110 $46 $64
$121 $47 $74
$149 $51 $98
$174 $62 $112
$246 $59 $186
$295 $59 $236
$370 $68 $302
$492 $83 $409
$528 $133 $394
$561 $136 $425
$531 $151 $380
$525 $163 $363
$496 $174 $322
$453 $168 $285
$411 $144 $267
$376 $128 $247
$337 $103 $234
$303 $96 $207
$256 $88 $168
12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13
NPLs OREO

BancorpSouth
Right Where You Are

NPA Improvement
Dollars in millions
NPLs include non-accrual loans, loans 90+ days past due and restructured loans
NPAs include NPLs and other real estate owned
Total NPAs Declined Approximately 54% Since Their Peak in Q1 2011

Dollars in millions
Data for quarters ended as of dates shown
Payments Received on Non-Accrual Loans

Payments of $109 million received on non-accrual loans over the past year
48% of non-accrual loans were paying as agreed as of June 30, 2013
$27.1
$26.7
$31.6
$23.6
$27.5
$0
$5
$10
$15
$20
$25
$30
$35
6/30/12 9/30/12 12/31/12 3/31/13 6/30/13

Dollars in millions
Data for quarters ended as of dates shown
Positive Trend in Net Charge-Offs
% Avg. Loans

$52
$33
$23
$24
$23
$12
$13
$11
$6
$5
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13
Net charge-offs Net charge-offs / average loans

Summary
Recent measures to enhance profitability
Voluntary early retirement program
Redemption of trust preferred securities
Consistent core earnings with approximately 40% of total revenue derived from noninterest sources
Continued solid mortgage loan production
Growth in certain noninterest revenue sources including insurance commissions
Continued progress in improving asset quality
Revenue growth opportunities
Efficiency and expense control
Data as of and for the quarter ended June 30, 2013